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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of QLT Inc. (the "COMPANY") on Form 10-Q/A for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Michael J. Doty, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



      (1)   The Form 10-Q, as amended, fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and



      (2) The information contained in the Form 10-Q, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 11, 2005


                                    /s/ Michael J. Doty
                                    --------------------------------------
                                    Michael J. Doty
                                    Senior Vice President &
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
                                    QLT Inc.

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